							Invoice No.	CHN20071230
CONCEPTUAL CONSULTING INC.

								INVOICE

Customer							Misc

Name	MURALS BY MAURICE, INC.						Date	12/30/2007
Address	295 N.W. 89th Avenue						Order No.
City	Coral Springs	State	FL	ZIP	33071		Rep
Phone	954-701-1132						FOB

Qty	Description						Unit Price	TOTAL
1	Website development work						$20,000.00	$20,000.00

							SubTotal	$20,000.00
							Shipping
Payment	Check					Tax Rate(s)	0.00%	$ -
	Paid USD:
Comments							TOTAL	$20,000.00
Name
CC #						Payment DueDate:
Expires